                                 FIFTH AMENDMENT
                               TO CREDIT AGREEMENT



                  This FIFTH AMENDMENT TO CREDIT AGREEMENT (this "AMENDMENT") is dated as of April 14, 2000 between HORIZON Pharmacies, Inc., a Delaware corporation ("BORROWER"), and McKesson HBOC, Inc., a Delaware corporation formerly known as McKesson Corporation ("MCKESSON").


                                    RECITALS

                  WHEREAS, Borrower and McKesson are parties to that certain Credit Agreement dated as of July 2, 1998, as amended by a First Amendment to Credit Agreement dated as of July 20, 1998, a Second Amendment to Credit Agreement dated as of August 26, 1998, a Third Amendment to Credit Agreement dated as of May 14, 1999 and a Fourth Amendment to Credit Agreement dated as of August 16, 1999 (as so amended, the "CREDIT AGREEMENT"). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                  WHEREAS, Borrower and McKesson wish to amend certain provisions set forth in the Credit Agreement, upon the terms and conditions set forth herein.

                  NOW, THEREFORE, in consideration of the promises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1.        AMENDMENTS TO THE CREDIT AGREEMENT

                  A. Section 1.1(a) of the Credit Agreement is hereby amended to read in full as follows:


                  REVOLVING LOANS. McKesson agrees, on the terms and conditions hereinafter set forth, to make revolving loans denominated in U.S. Dollars (each a "REVOLVING LOAN" and, collectively, the "REVOLVING LOANS") to Borrower from time to time on any Business Day during the period from the Closing Date until the Revolving Loans Maturity Date, in an aggregate principal amount up to but not exceeding at any time outstanding the Revolving Facility Commitment; PROVIDED, HOWEVER, that immediately after giving effect to any Revolving Loans, the aggregate principal amount of Revolving Loans then outstanding shall not exceed the lesser of (i) $8,000,000 and (ii) at any time, the sum of (without duplication) (A) 70% of Eligible Pharmaceutical Inventory then in effect, PLUS (B) 50% of Eligible Other Inventory then in effect, PLUS
         (C) 85% of Eligible Insurer Accounts Receivable then in effect, PLUS
         (D) 50% Eligible Other Accounts Receivable then in effect, PLUS (E) the Eligible Rx Files Value then in effect (except that the Eligible Rx Files Value shall not be included during the calendar year 2000) LESS (F) the principal and interest outstanding under the Bank One Facility. Within the foregoing limits, during such period Borrower may borrow Revolving Loans, repay the Revolving Loans in whole or in part, and reborrow Revolving Loans, all in accordance with the terms and conditions hereof.

                  If the Bank One Facility is not renewed prior to July 1, 2000 and no Event of Default has occurred and is continuing and Borrower is in full compliance with Section 2.3(b)(ii) without regard to the proviso contained therein, then McKesson shall negotiate with Borrower with respect to an amendment of this Agreement to provide for McKesson either (x) guarantying a replacement line of credit for the Bank One Facility or (y) increasing the $8,000,000 limit set forth in clause (i) of the preceding paragraph, in each case with McKesson's total credit exposure under this Agreement and any guaranty of a replacement line of credit not to exceed an amount in excess of $15,000,000, it being understood that both parties reserve the right in their sole discretion to place terms and conditions upon any such amendment.


                  B. Section 2.3(b)(ii) of the Credit Agreement as hereby amended to read in full as follows:

                  If at any time the aggregate principal amount of the outstanding Revolving Loans shall exceed the maximum borrowing limits set forth in Section 1.1(a), Borrower, upon becoming aware of such excess, shall immediately prepay the outstanding principal amount of the Revolving Loans in an amount equal to such excess; provided that any excess amount in existence as of April 6, 2000 shall not need to be prepaid until September 30, 2000, provided that the Borrower shall immediately apply as a mandatory prepayment to any such excess any amount received by Borrower from (x) up to $5,000,000 of the net proceeds of the issuance by Borrower or its Subsidiaries of any debt or equity securities on or after April 6, 2000 and (y) up to $1,500,000 of any funds received from Informed (less amounts received from Informed used to bring Borrower into compliance with the terms of the Supply Agreement as amended on March 30, 2000).

                  C. Section 4.2(d) of the Credit Agreement as hereby amended to read in full as follows:

                  CERTAIN FINANCIAL TESTS. Borrower's ratio of Consolidated EBITDA to Sales as at the last day of the fiscal quarter ended immediately prior to the proposed Loan shall not be less than the ratio set forth opposite such fiscal quarter:

              FISCAL QUARTER ENDING IN:                   RATIO
              -------------------------                   -----

                 any quarter in 1998                     .02:1.0
                 any quarter in 1999                     .02:1.0
                     March 2000                        (.015:1.0)
                      June 2000                          .01:1.0
                   September 2000                        .03:1.0
                    December 2000                       .035:1.0
                 any quarter in 2001                    .035:1.0
                 any quarter in 2002                    .035:1.0
                 any quarter in 2003                    .035:1.0

         Numbers in parentheses are negative numbers. For the avoidance of doubt, (12) is less than (10).

                  D. Section 5.9 of the Credit Agreement as hereby amended to read in full as follows:

                  FINANCIAL CONDITION. Maintain the consolidated financial condition of Borrower and its Subsidiaries according to the following schedules:

                  (a) a minimum Current Ratio of 1.3:1.0 as at the end of each fiscal quarter;

                  (b) a ratio of Consolidated EBITDA to Consolidated Interest Expense as at the end of each fiscal quarter of not less than the ratio set forth opposite such fiscal quarter:

              FISCAL QUARTER ENDING IN:                  RATIO
              -------------------------                  -----

                 any quarter in 1998                    1.3:1.0
                 any quarter in 1999                    1.3:1.0
                     March 2000                        (0.9:1.0)
                      June 2000                         0.5:1.0
                   September 2000                       1.5:1.0
                    December 2000                       2.0:1.0
                 any quarter in 2001                    2.0:1.0
                 any quarter in 2002                    2.0:1.0
                 any quarter in 2003                    2.0:1.0

                  (c) a minimum Net Worth as at the end of each fiscal quarter of not less than (i) $12,700,000 PLUS (ii) 50% of cumulative quarterly Consolidated Net Income (but not losses) after December 31, 1999 PLUS
         (iii) 75% of the Net Cash Proceeds received by Borrower or any Subsidiary from the sale or issuance of equity securities to any Person after December 31, 1999;

                  (d) a maximum ratio of (i) Debt of Borrower and its Subsidiaries on a consolidated basis to (ii) Capital as at the end of the fiscal quarter ending March 31, 2000 of not greater than 0.90:1.0, as at the end of the fiscal quarter ending June 30, 2000 of not greater than 0.85:1.0, and as at the end of any other fiscal quarter of not greater than 0.75:1.0.

                  (e) a minimum Quick Ratio as at the end of each fiscal quarter of not less than 0.4:1.0.

                  (f) a ratio of Consolidated EBIT to Consolidated Interest Expense as at the end of each fiscal quarter set forth below of not less than the ratio set forth opposite such fiscal quarter:

              FISCAL QUARTER ENDING IN:                 RATIO
              -------------------------                 -----

                 any quarter in 1998                    0.8:1.0
                 any quarter in 1999                    1.0:1.0
                     March 2000                        (1.7:1.0)
                      June 2000                        (0.3:1.0)
                   September 2000                       0.85:1.0
                    December 2000                       1.5:1.0
                 any quarter in 2001                    1.5:1.0
                 any quarter in 2002                    1.5:1.0
                 any quarter in 2003                    1.5:1.0

                  (g) a ratio of Consolidated EBITDA to Sales as at the end of each fiscal quarter of not less than the ratio set forth opposite such fiscal quarter:

                           FISCAL QUARTER ENDING IN                   RATIO
                           ------------------------                   -----

                             any quarter in 1998                         0
                              any quarter in 1999                        0
                                    March 2000                      (.015:1.0)
                                      June 2000                       .01:1.0
                                 September 2000                       .02:1.0
                                 December 2000                        .02:1.0
                              any quarter in 2001                     .02:1.0
                              any quarter in 2002                     .02:1.0
                              any quarter in 2003                     .02:1.0

                  E. Section 5.12 of the Credit Agreement is hereby amended by correcting the reference to Section 5.14 in line 8 thereof to Section 5.12.

                  F. Exhibit B to the Credit Agreement is hereby amended to read in full as set forth on Exhibit B hereto.

SECTION 2.        CONDITIONS TO EFFECTIVENESS

         This Amendments set forth in Section 1 shall become effective as of the first date (the "FIFTH AMENDMENT DATE") on or before April 18, 2000 upon which the following conditions have been satisfied:

                  (i) Borrower and McKesson shall have delivered to one another duly executed counterparts of this Amendment;

                  (ii) all the representations and warranties in Section 3 below (after giving effect to any amendments to the Representation Certificate delivered to McKesson prior to the date of this Amendment) shall be true and correct as of the date of this Amendment; and

                  (iii) no Default shall have occurred and be continuing on the date of this Amendment or will result from the consummation of this Amendment (after giving effect to this Amendment).

When and if this Amendment becomes effective, the amendments set forth in
Section 1 shall be deemed effective as of the Fifth Amendment Date.

SECTION 3.        BORROWER'S REPRESENTATIONS AND WARRANTIES

         In order to induce McKesson to enter into this Amendment, to amend the Credit Agreement in the manner provided herein and to grant the waivers contained herein, Borrower represents and warrants to McKesson that the following statements are true, correct and complete:

                  A. CORPORATE POWER AND AUTHORITY. Borrower has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "AMENDED AGREEMENT").

                  B. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of Borrower.

                  C. NO CONFLICT. The execution and delivery by Borrower of this Amendment does not and will not contravene (i) any law or any governmental rule or regulation applicable to Borrower or any of its Subsidiaries, (ii) the Certificate of Incorporation or Bylaws of Borrower, (iii) any order, judgment or decree of any court or other agency of government binding on

Borrower or any of its Subsidiaries or (iv) any material agreement or instrument binding on Borrower or any of its Subsidiaries.

                  D. GOVERNMENTAL CONSENTS. The execution and delivery by Borrower of this Amendment and the performance by Borrower of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

                  E. BINDING OBLIGATION. This Amendment and the Amended Agreement have been duly executed and delivered by Borrower and are the binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms, except in each case as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors' rights.

                  F. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM
CREDIT AGREEMENT. The representations and warranties contained in Article III of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the date of this Amendment to the same extent as though made on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

                  G. ABSENCE OF DEFAULT. No event has occurred and is continuing as of the date of this Amendment or will result from the consummation of the transactions contemplated by this Amendment that would constitute a Default or an Event of Default (as determined after giving effect to the amendments made by this Amendment).

SECTION 4.        RESERVATION OF RIGHTS

         Borrower acknowledges and agrees that the execution and delivery by McKesson of this Amendment shall not be deemed to create a course of dealing or otherwise obligate McKesson to forebear or execute similar amendments under the same or similar circumstances in the future.

SECTION 5.        MISCELLANEOUS

                  A. Reference to and Effect on the Credit Agreement and the Other Loan Agreements.

                  (i) On and after the Fifth Amendment Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

                  (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents and the Supply Agreement (including the Amendment to Supply Agreement dated March 30, 2000) shall remain in full force and effect and are hereby ratified and confirmed.

                  (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of McKesson under, the Credit Agreement or any of the other Loan Documents nor to create any course of dealing or otherwise obligate McKesson to forebear or execute similar amendments or any waiver in similar circumstances in the future.

                  B. COSTS AND EXPENSES. The Company covenants to pay to or reimburse McKesson, upon demand, for all costs, out-of-pocket expenses and reasonable attorneys' fees expended or incurred by McKesson in connection with the development, preparation, negotiation, execution and delivery of this Amendment and the documents and transactions contemplated hereby.

                  C. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

                  D. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

                  E. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by a party of a facsimile transmitted document purportedly bearing the signature of the other party shall bind the other party with the same force and effect as the delivery of a hard copy original. Any failure by a party to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the other party.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                          HORIZON PHARMACIES, INC.


                                          By: /s/ Ricky D. McCord
                                             -----------------------------------
                                          Title:   President and CEO
                                                --------------------------------



                                          McKESSON CORPORATION


                                          By: /s/ Ana Schrank
                                             -----------------------------------
                                          Title:    Director Financial SVCS
                                                --------------------------------

                     ACKNOWLEDGMENT AND CONSENT OF GUARANTOR

                  The undersigned in its capacity as a guarantor under that certain Guaranty dated as of July 2, 1998 made in favor of McKesson hereby (i) acknowledges and consents to the execution, delivery and performance by Borrower of the foregoing Fifth Amendment to Credit Agreement (the "Amendment"), (ii) acknowledges that the undersigned's consent is being sought purely as a protective measure and understands that the terms of the Credit Agreement dated as of July 2, 1998 may be amended without prior notice to or consent of the undersigned and without discharging or otherwise affecting the liability of the undersigned under the Guaranty, and (iii) reaffirms that it will continue to be bound by all of the provisions of the Guaranty and that such Guaranty will remain in full force and effect notwithstanding the execution and delivery by Borrower of the Amendment referred to above.




                                          HORIZON HOME CARE, INC.


                                          By: /s/ John N. Stogner
                                             -----------------------------------
                                          Its:    CFO / Treasurer
                                              ----------------------------------